                                                                   Exhibit 10.17

                                                                  EXECUTION COPY

                        AMENDMENT NO. 1 dated as of January 13, 2000 (this
                  "Amendment"), to the CREDIT AGREEMENT dated as of June 23, 1999, (the "Credit Agreement"), among ANTEON CORPORATION, a Virginia corporation (the "Borrower"), the Lenders (as defined in Article 1 of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as an Issuing Bank (as defined in Article I of the Credit Agreement), and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, MELLON BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK AG, New York Branch, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

      B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided herein to allow the Borrower, among other things, to sell and finance Third Party Government Receivables (as defined below).

      C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

      D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to Section 1.01. (a) The following definitions are hereby inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

            ""Third Party Financing" shall mean the purchase on a nonrecourse basis from the Borrower or any Subsidiary of Third Party Government Receivables by a person that is not an Affiliate of the Borrower."

            ""Third Party Government Receivables" shall mean all Accounts of the Borrower or any Subsidiary with respect to which the Account Debtor is the Government, which arise pursuant to a Third Party Sale and which are sold pursuant to a Third Party Financing."

            ""Third Party Sale" shall mean the sale to the Government by the Borrower or any Subsidiary of products and/or services acquired from or to be provided by, respectively, a person that is not the Borrower or an Affiliate of the Borrower, so long as the Account arising therefrom is promptly sold pursuant to a Third Party Financing."

      (b) The definition of "Asset Sale" in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

            ""Asset Sale" shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors' qualifying shares) or (b) any other assets of the Borrower or any of the Subsidiaries (other than (i) inventory, excess, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, (ii) dispositions between or among Foreign Subsidiaries, (iii) dispositions of Approved Margin Stock or (iv) dispositions of Third Party Government Receivables pursuant to any Third Party Financing), provided that any asset sale or series of related asset sales described in clause
      (b) above having a value not in excess of $250,000 shall be deemed not to be an "Asset Sale" for purposes of this Agreement."

      (c) The definition of "Ineligible Receivables" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (e) thereof and (ii) deleting the period at the end thereof and substituting therefor the phrase ";or (g) Third Party Government Receivables."

      SECTION 2. Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (k) thereof, (b) deleting the period at the end of paragraph (1) thereof and substituting "; and" therefor and (c) adding the following paragraph at the end thereof:

      "(m) any Lien on Third Party Government Receivables purporting to be sold pursuant to a Third Party Financing in favor of the provider thereof."

      SECTION 3. Further Assurances. The Required Lenders hereby authorize the Agents to execute any and all further documents, financing statements, releases, agreements and instruments as the Borrower may reasonably request in order to effectuate any Third Party Financing as contemplated by this Amendment.

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                                                                               3


      SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Documentation Agents that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

      SECTION 5. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent, the Administrative Agent or the Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               4


      SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      SECTION 11. Acknowledgment of Guarantors. Each of the Guarantors hereto hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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                                                                               5


            IN W1TNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                             ANTEON CORPORATION,

                                                by  /s/ Carlton B. Crenshaw
                                                   -----------------------------
                                                   Name:  Carlton B. Crenshaw
                                                   Title: Sr. V.P. Finance and
                                                          Admin.


                                             ANALYSIS & TECHNOLOGY, INC.,

                                                by  /s/ Carlton B. Crenshaw
                                                   -----------------------------
                                                   Name:  Carlton B. Crenshaw
                                                   Title: Vice President


                                             INTERACTIVE MEDIA CORP.,

                                                by  /s/ David M. Nolf
                                                   -----------------------------
                                                   Name:  David M. Nolf
                                                   Title: Secretary


                                             TECHMATICS, INC.,

                                                by  /s/ Carlton B. Crenshaw
                                                   -----------------------------
                                                   Name:  Carlton B. Crenshaw
                                                   Title: Vice President


                                             VECTOR DATA SYSTEMS, INC.

                                                by  /s/ Carlton B. Crenshaw
                                                   -----------------------------
                                                   Name:  Carlton B. Crenshaw
                                                   Title: Vice President

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION: __________________________

                     by _______________________
                        Name:
                        Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                   ANTEON CORPORATION,

                                   by  /s/ Carlton B. Crenshaw
                                      ---------------------------------
                                      Name:  Carlton B. Crenshaw
                                      Title: Sr. V.P. Finance and Admin.

                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                   by /s/ ROBERT HETU
                                      ---------------------------------
                                      Name: ROBERT HETU
                                      Title: VICE PRESIDENT

                                   by /s/ Joel Glodowski
                                      ---------------------------------
                                      Name: Joel Glodowski
                                      Title: Managing Director


                                   MELLON BANK, N.A., individually and as
                                   Collateral Agent, Swingline Lender and
                                   Syndication Agent,

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:

                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK, N.A., individually and as
                                   Collateral Agent, Swingline Lender and
                                   Syndication Agent,

                                   by /s/ David Reed
                                      ---------------------------------
                                      Name: David Reed
                                      Title: 1st Vice President


                                   DEUTSCHE BANK AG, New York Branch, as
                                   Documentation Agent,

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:


                                   DEUTSCHE BANK AG, New York and/or
                                   Cayman Islands Branches, as Lender,

                                   by
                                      ---------------------------------
                                      Name:
                                      Title:

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION:
                     ------------------------------------
                     FLEETNATIONAL BANK
                     BOSTON, MASSACHUSETTS


                     by /s/ Roger C. Boucher
                        ---------------------------------
                        Name: Roger C. Boucher
                        Title: Senior Vice President

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION: IBM Credit Corporation
                     ------------------------------------


                     by /s/ Ronald J. Bachner
                        ---------------------------------
                        Name: Ronald J. Bachner,
                        Title: Manager, Commercial Financing
                               Solutions Americas

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION: PNC BANK, NATIONAL ASSOCIATION
                     ------------------------------------


                     by /s/ Daniel J. Paull
                        ---------------------------------
                        Name: Daniel J. Paull
                        Title: Vice President

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION: TRANSAMERICA BUSINESS CREDIT CORPORATION
                     ------------------------------------


                     by /s/ Perry Vavoules
                        ---------------------------------
                        Name: Perry Vavoules
                        Title: Senior Vice President

                                                              SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1
                                                              DATED AS OF
                                                              JANUARY 13, 2000
                                                              TO ANTEON
                                                              CORPORATION CREDIT
                                                              AGREEMENT

NAME OF INSTITUTION: BANK POLSKA KASA OPIEKI S.A., NEW YORK BRANCH
                     ------------------------------------


                     by /s/ HUSSEIN B. EL-TAWIL
                        ---------------------------------
                        Name: HUSSEIN B. EL-TAWIL
                        Title: VICE PRESIDENT